EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the quarterly report of Tara Minerals Corp. (the “Company”) on Form 10-Q for the quarter ended July 31, 2008 as filed with the Securities Exchange Commission on the date hereof (the “Report”), we, Francis Richard Biscan, the Principal Executive Officer of the Company, and Clifford A. Brown, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date:   September 9, 2008

/s/ Francis Richard Biscan

Francis Richard Biscan,

Principal Executive Officer

Date:   September 9, 2008

/s/ Clifford A. Brown

Clifford A. Brown,

Principal Financial Officer